                                                                   EXHIBIT 10.29

                                                            Contract #: 800394R2

                                SERVICE AGREEMENT
                             FOR RATE SCHEDULE FT-1

      This Service Agreement, made and entered into this 15th day of June ,1999, by and between TEXAS EASTERN TRANSMISSION CORPORATION, a Delaware Corporation (herein called "Pipeline") and UGI UTILITIES, INC. (herein called "Customer", whether one or more),

                              W I T N E S S E T H:

      WHEREAS, Customer and Pipeline are currently parties to an executed service agreement dated February 23, 1999 under Pipeline's Rate Schedule FT-1 (Pipeline's Contract No. 8003948); and

      WHEREAS, Customer and Pipeline desire to enter into this Service Agreement to supersede Pipeline's currently effective Contract No. 8003948;

      NOW, THEREFORE., in consideration of the premises and of the mutual covenants and agreements herein contained, the parties do covenant and agree as follows:

                                    ARTICLE I

                               SCOPE OF AGREEMENT

      Subject to the terms, conditions and limitations hereof, of Pipeline's Rate Schedule FT-1, and of the General Terms and Conditions, transportation service hereunder will be firm. Subject to the terms, conditions and limitations hereof and of Pipeline's Rate Schedule FT-1, Pipeline agrees to deliver for Customer's account quantities of natural gas up to the following quantity:

                     Maximum Daily Quantity (MDQ) 32,475 dth

      Pipeline shall receive for Customer's account, at those points on Pipeline's system as specified in Article IV herein or available to Customer pursuant to Section 14 of the General Terms and Conditions (hereinafter referred to as Point(s) of Receipt) for transportation hereunder daily quantities of gas up to Customer's MDQ, plus Applicable Shrinkage. Pipeline shall

                                SERVICE AGREEMENT
                             FOR RATE SCHEDULE FT-1
                                   (Continued)


transport and deliver for Customer's account, at those points on Pipeline's system as specified in Article IV herein or available to Customer pursuant to
Section 14 of the General Terms and Conditions (hereinafter referred to as Point(s) of Delivery), such daily quantities tendered up to such Customer's MDQ.

      Pipeline shall not be obligated to, but may at its discretion, receive at any Point of Receipt on any day a quantity of gas in excess of the applicable Maximum Daily Receipt Obligation (MDRO), plus Applicable Shrinkage, but shall not receive in the aggregate at all Points of Receipt on any day a quantity of gas in excess of the applicable MDQ, plus Applicable Shrinkage. Pipeline shall not be obligated to, but may at its discretion, deliver at any Point of Delivery on any day a quantity of gas in excess of the applicable Maximum Daily Delivery Obligation (MDDO), but shall not deliver in the aggregate at all Points of Delivery on any day a quantity of gas in excess of the applicable MDQ.

      In addition to the MDQ and subject to the terms, conditions and limitations hereof, Rate Schedule FT-1 and the General Terms and Conditions, Pipeline shall deliver within the Access Area under this and all other service agreements under Rate Schedules CDS, FT-1, and/or SCT, quantities up to Customer's Operational Segment Capacity Entitlements, excluding those operational Segment Capacity Entitlements scheduled to meet Customer's MDQ, for Customer's account, as requested on any day.

                                   ARTICLE II

                                TERM OF AGREEMENT

      The term of this Service Agreement shall commence on the first day of the first month after Customer fully executes this Service Agreement and shall continue in force and effect until December 31, 2001 and year to year thereafter unless this Service Agreement is terminated as hereinafter provided. This Service Agreement may be terminated by either Pipeline or Customer upon two (2) years prior written notice to the other specifying a termination date of December 31, 2001, or any December 31 thereafter. Subject to Section 22 of Pipeline's General Terms and Conditions and without prejudice to such rights, this Service Agreement may be terminated at any time by Pipeline in the event Customer fails to pay part or all of the amount of any bill for service hereunder and such failure

                                SERVICE AGREEMENT
                             FOR RATE SCHEDULE FT-1
                                   (Continued)

continues for thirty (30) days after payment is due; provided, Pipeline gives thirty (30) days prior written notice to Customer of such termination and provided further such termination shall not be effective if, prior to the date of termination, Customer either pays such outstanding bill or furnishes a good and sufficient surety bond guaranteeing payment to Pipeline of such outstanding bill.

      THE TERMINATION OF THIS SERVICE AGREEMENT WITH A FIXED CONTRACT TERM OR THE PROVISION OF A TERMINATION NOTICE BY CUSTOMER TRIGGERS PREGRANTED ABANDONMENT UNDER SECTION 7 OF THE NATURAL GAS ACT AS OF THE EFFECTIVE DATE OF THE TERMINATION. PROVISION OF A TERMINATION NOTICE BY PIPELINE ALSO TRIGGERS CUSTOMER'S RIGHT OF FIRST REFUSAL UNDER SECTION 3.13 OF THE GENERAL TERMS AND CONDITIONS ON THE EFFECTIVE DATE OF THE TERMINATION.

      Any portions of this Service Agreement necessary to correct or cash-out imbalances under this Service Agreement as required by the General Terms and Conditions of Pipeline's FERC Gas Tariff, Volume No. 1, shall survive the other parts of this Service Agreement until such time as such balancing has been accomplished.

                                   ARTICLE III

                                  RATE SCHEDULE

      This Service Agreement in all respects shall be and remain subject to the applicable provisions of Rate Schedule FT-1 and of the General Terms and Conditions of Pipeline's FERC Gas Tariff on file with the Federal Energy Regulatory Commission, all of which are by this reference made a part hereof.

      Customer shall pay Pipeline, for all services rendered hereunder and for the availability of such service in the period stated, the applicable prices established under Pipeline's Rate Schedule FT-1 as filed with the Federal Energy Regulatory Commission, and as same may hereafter be legally amended or superseded.

      Customer agrees that Pipeline shall have the unilateral right to file with the appropriate regulatory authority and make changes effective in (a) the rates and charges applicable to service pursuant to Pipeline's Rate Schedule FT-1, (b) Pipeline's Rate Schedule FT-1 pursuant to which service

                                SERVICE AGREEMENT
                             FOR RATE SCHEDULE FT-1
                                   (Continued)

hereunder is rendered or (c)any provision of the General Terms and Conditions applicable to Rate Schedule FT-1. Notwithstanding the foregoing, Customer does not agree that Pipeline shall have the unilateral right without the consent of Customer subsequent to the execution of this Service Agreement and Pipeline shall not have the right during the effectiveness of this Service Agreement to make any filings pursuant to Section 4 of the Natural Gas Act to change the MDQ specified in Article. I, to change the term of the agreement as specified in
Article II to change Point(s) of Receipt specified in. Article IV, to change the Point(s) of Delivery specified in Article IV, or to change the firm character of the service hereunder. Pipeline agree that Customer may protest or contest the aforementioned filings, and Customer does not waive any rights it may have with respect to such filings.

                                   ARTICLE IV

                  POINT(S) OF RECEIPT AND POINT(S) OF DELIVERY

      The Point(s) of Receipt and Point(s) of Delivery at which Pipeline shall receive and deliver gas, respectively, shall be specified in Exhibit(s) A and B of the executed service agreement. Customer's Zone Boundary Entry Quantity and Zone Boundary Exit Quantity for each of Pipeline's zones shall be specified in Exhibit C of the executed service agreement.

      Exhibit(s) A, B and C are hereby incorporated as part of this Service Agreement for all intents and purposes as if fully copied and set forth herein at length.

                                    ARTICLE V

                                     QUALITY

         All natural gas tendered to Pipeline for Customer's account shall conform to the quality specifications set forth in Section 5 of Pipeline's General Terms and Conditions. Customer agrees that in the event Customer tenders for service hereunder and Pipeline agrees to accept natural gas which does not comply with Pipeline's quality specifications, as expressly provided for in
Section 5 of Pipeline's General Terms and Conditions, Customer shall pay all costs associated with processing of such gas as necessary to comply with such quality specifications. Customer shall execute or cause its supplier to execute, if such supplier

                                SERVICE AGREEMENT
                             FOR RATE SCHEDULE FT-1
                                   (Continued)

has retained processing rights to the gas delivered to Customer, the appropriate agreements prior to the commencement of service for the transportation and processing of any liquefiable hydrocarbons and any PVR quantities associated with the processing of gas received by Pipeline at the Point(s) of Receipt under such Customer's service agreement. In addition, subject to the execution of appropriate agreements, Pipeline is willing to transport liquids associated with the gas produced and tendered for transportation hereunder.

                                   ARTICLE VI

                                    ADDRESSES

      Except as herein otherwise provided or as provided in the General Terms and Conditions of Pipeline's FERC Gas Tariff, any notice, request, demand, statement, bill or payment provided for in this Service Agreement, or any notice which any party may desire to give to the other, shall be in writing and shall be considered as duly delivered when mailed by registered, certified, or regular mail to the post office address of the parties hereto, as the case may be, as follows:

         (a) Pipeline:       TEXAS EASTERN TRANSMISSION CORPORATION
                             5400 Westheimer Court
                             Houston, TX 77056-5310

         (b) Customer:       UGI UTILITIES, INC.
                             100 Kachel Blvd.
                             P.O. BOX 12667
                             Reading, PA 19612-2667

or such other address as either party shall designate by formal written notice.

                                   ARTICLE VII

                                   ASSIGNMENTS

         Any Company which shall succeed by purchase, merger, or consolidation to the properties, substantially as an entirety, of Customer, or of Pipeline, as the case may be, shall be entitled to the rights and shall be subject to the obligations of its predecessor in title under this Service Agreement; and either Customer or Pipeline may assign or pledge this Service

                                SERVICE AGREEMENT
                             FOR RATE SCHEDULE FT-1
                                   (Continued)

Agreement under the provisions of any mortgage, deed of trust, indenture, bank credit agreement, assignment, receivable sale, or similar instrument which it has executed or may execute hereafter; otherwise, neither Customer nor Pipeline shall assign this Service Agreement or any of its rights hereunder unless it first shall have obtained the consent thereto in writing of the other; provided further, however, that neither Customer nor Pipeline shall be released from its obligations hereunder without the consent of the other. In addition, Customer may assign its rights to capacity pursuant to Section 3.14 of the General Terms and Conditions. To the extent Customer so desires, when it releases capacity pursuant to Section 3.14 of the General Terms and Conditions, Customer may require privity between Customer and the Replacement Customer, as further provided in the applicable Capacity Release Umbrella Agreement.

                                  ARTICLE VIII

                                 INTERPRETATION

      The interpretation and performance of this Service Agreement shall be in accordance with the laws of the State of Texas without recourse to the law governing conflict of laws.

      This Service Agreement and the obligations of the parties are subject to all present and future valid laws with respect to the subject matter, State and Federal, and to all valid present and future orders, rules, and regulations of duly constituted authorities having jurisdiction.

                                   ARTICLE IX

                        CANCELLATION OF PRIOR CONTRACT(S)

      This Service Agreement supersedes and cancels, as of the effective date of this Service Agreement, the contract(s) between the parties hereto as described below:

         service agreement dated February 23, 1999 between Pipeline and Customer under Pipeline's Rate
         Schedule FT-1 (Pipeline's Contract No. 8003948).

      IN WITNESS WHEREOF, the parties hereto have caused this Service Agreement to be signed by their respective Presidents, Vice Presidents or other duly authorized agents and their

                                SERVICE AGREEMENT
                             FOR RATE SCHEDULE FT-1
                                   (Continued)

respective corporate seals to be hereto affixed and attested by their respective Secretaries or Assistant Secretaries, the day and year first above written.

                                   TEXAS EASTERN TRANSMISSION CORPORATION



                                          By  /s/ [Illegible]
                                              ----------------------------------


ATTEST:

/s/ Alan [Illegible]
--------------------

                                   UGI UTILITIES, INC.



                                          By /s/ [Illegible]
                                             -----------------------------------

ATTEST:

/s/ Brendan P. Bovaird
----------------------

                                                             Contract #: 800394R


                         EXHIBIT A, TRANSPORTATION P THS
                      FOR BILLING PURPOSES, DATED 6/15/99,
                TO THE SERVICE AGREEMENT UNDER RATE SCHEDULE FT-1
        BETWEEN TEXAS EASTERN TRANSMISSION CORPORATION ("Pipeline"), AND
                        UGI UTILITIES, INC ("Customer"),
                                 DATED 6/15/99:

(1)  Customer's firm Point(s) of Receipt:

                                                  Maximum Daily
                                                    Receipt
                                                 Obligation (plus   Measurement
Point of                                            Applicable       Responsi-
Receipt     Description                          Shrinkage) (dth)    bilities       Owner      Operator*
-------     -----------                          ----------------    --------       -----      ---------
71200       CHEVRON - VENICE, LA PLAQUEMINES          13,050        CHEVRON USA    CHEVRON    CHEVRON USA
            PA., LA                                                                  USA
71750       COLUMBIA GULF - ST. LANDRY PA.,           19,425         COLUMBIA      COLUMBIA    COLUMBIA
            LA ST LANDRY PA., LA                                       GULF          GULF        GULF
70011       COLUMBIA GAS - EAGLE, PA                    0             TX EAST      TX EAST     COLUMBIA
            CHESTER CO., PA                                            TRAM          TRAN         GAS
75577       COLUMBIA GAS - PENNSBURG, PA                0             TX EAST      TX EAST     COLUMBIA
            BUCKS CO., PA                                              TRAN          TRAN         GAS

                                                              * Confirming Party

(2) Customer shall have Pipeline's Master Receipt Point List ("MRPL"). Customer hereby agrees that Pipeline's MRPL as revised and published by Pipeline - from time to time is incorporated herein by reference.

     Customer hereby agrees to comply with the Receipt Pressure obligation as set forth in Section 6 of Pipeline's General Terms and Conditions at such Point(s) of Receipt.

                                                             Contract #: 800394R

                               UGI UTILITIES, INC.


                                                 Transportation
          Transportation Path                 Path Quantity (Dth/D)
          -------------------                 ---------------------
          Ml to M3                            32,475











SIGNED FOR IDENTIFICATION

PIPELINE: /s/ [Illegible]
          --------------------------
CUSTOMER: /s/ [Illegible]
          --------------------------
SUPERSEDES EXHIBIT A DATED:
                            ----------------------------------

                                                             Contract #: 800394R

                EXHIBIT B, POINT(S) OF DELIVERY, DATED 6/15/99,
                TO THE SERVICE AGREEMENT UNDER RATE SCHEDULE FT-1
        BETWEEN TEXAS EASTERN TRANSMISSION CORPORATION ("Pipeline"), AND
                        UGI UTILITIES, INC. ("Customer"),
                                  DATED 6/15/99

                                               Maximum                                   Measure-
                                               Daily                                      ment
     Point of                                 Delivery          Delivery Pressure        Responsi-
     Delivery   Description                   Obligation        Obligation                bilities    Owner      Operator *
     --------   -----------                   ----------        ----------                --------    -----      ----------
                                                       (dth)
1.    70011      COLUMBIA GAS - EAGLE, PA      32,475 dth       AS PROVIDED IN            TX EAST     TX EAST    COLUMBIA
                 CHESTER CO., PA               during the       SECTION 6 OF THE          TRAN        TRAN       GAS
                                               period April     GENERAL TERMS AND
                                               16 through       CONDITIONS OF
                                               November 15      PIPELINE'S FERC GAS
                                               of each year     TARIFF
                                               otherwise
                                               28,192 dth
2.    70069      UGI UTILITIES -                       5,190    AS PROVIDED IN            TX EAST     TX EAST    UGI
                 COLUMBIA, PA LANCASTER                         SECTION 6 OF THE          TRAN        TRAN       UTILITIES
                 CO., PA                                        GENERAL TERMS AND
                                                                CONDITIONS OF
                                                                PIPELINE'S FERC GAS
                                                                TARIFF
3.    70070      UGI UTILITIES - LANCASTER,           32,475    AS PROVIDED IN            TX EAST     TX EAST    UGI
                 PA LANCASTER CO., PA                           SECTION 6 OF THE          TRAN        TRAN       UTILITIES
                                                                GENERAL TERMS AND
                                                                CONDITIONS OF
                                                                PIPELINE'S FERC GAS
                                                                TARIFF
4.    70321      UGI UTILITIES - LEBANON,             17,000    400 POUNDS PER SQUARE     TX EAST     TX EAST    UGI
                 PA LEBANON CO., PA                             INCH GAUGE                TRAN        TRAN       UTILITIES
5.    70322      UGI UTILITIES - READING,             32,475    400 POUNDS PER SQUARE     TX EAST     TX EAST    UGI
                 PA BERKS CO., PA                               INCH GAUGE                TRAN        TRAN       UTILITIES

6.    70486      UGI UTILITIES -                       6,500    400 POUNDS PER SQUARE     TX EAST     TX EAST    UGI
                 WOMELSDORF, PA BERKS                           INCH GAUGE                TRAN        TRAN       UTILITIES
                 CO., PA
7.    70519      UGI UTILITIES - DAUPHIN              32,475    400 POUNDS PER SQUARE     TX EAST     TX EAST    UGI
                 CO., PA DAUPHIN CO.,                           INCH GAUGE                TRAN        TRAN       UTILITIES

                              UGI UTILITIES, INC.


                                                             Contract #: 800394R

                                               Maximum                                   Measure-
                                               Daily                                      ment
     Point of                                 Delivery          Delivery Pressure        Responsi-
     Delivery   Description                   Obligation        Obligation                bilities    Owner      Operator *
     --------   -----------                   ----------        ----------                --------    -----      ----------
                                                       (dth)
8.    71461      COLUMBIA GAS - RICH                   5,190    SUCH PRESSURE AS MAY      TX EAST     COLUMBIA   UGI
                 HILL, BUCKS CO., PA                            BE AVAILABLE BY           TRAN        GAS        UTILITIES
                                                                PIPELINE AT THE POINT
                                                                OF DELIVERY
9.    71528      UGI UTILITIES -                       7,200    300 POUNDS PER SQUARE     TX EAST     TX EAST    UGI
                 LANCASTER CO., PA                              INCH GAUGE                TRAN        TRAN       UTILITIES
10.   72571      COLUMBIA GAS - BERKS                    519    400 POUNDS PER SQUARE     TX EAST     COLUMBIA   UGI
                 CO., PA                                        INCH GAUGE                TRAN        GAS        UTILITIES
11.   79513      SS-1 STORAGE POINT                3,612        N/A                       N/A         N/A        N/A
                                                04/01-10/31
                                                   3,612
                                                11/01-03/31
12.   75577      COLUMBIA GAS -                      0          AS PROVIDED IN            TX EAST     TX EAST    COLUMBIA
                 PENNSBURG, PA, BUCKS                           SECTION 6 OF THE          TRAN        TRAN       GAS
                 CO., PA                                        GENERAL TERMS AND
                                                                CONDITIONS OF
                                                                PIPELINE'S FERC GAS
                                                                TARIFF

                                                               *Confirming Party

provided, however, that Pipeline is not obligated to deliver under Rate Schedules FT-1, CDS and FTS-5 on any one day an aggregate of more than 88,418 dth per day to points of delivery 70011, 70069, 70070 and 71528 during the period November 16 through April 15, and further provided, that during this time period Pipeline is not obligated to deliver under Rate Schedules FT-1, CDS and FTS-5 on any one day an aggregate of more than 94,904 dth to points of delivery 70321, 70322, 70486, 70519, 71461 and 72571;

and further provided, however, that until changed by a subsequent Agreement between Pipeline and Customer, Pipeline's aggregate maximum daily delivery obligations under this and all other firm Service Agreements existing between Pipeline and Customer, shall in no event exceed the following:


                                                                    Aggregate Maximum Daily
                 Point of Delivery                                  Delivery Obligation (dth)
                 -----------------                                 -------------------------
                      No. 1                                                68,785
                      No. 2                                                 5,190
                      No. 3                                                49,000
                      No. 4                                                17,000
                      No. 5                                                65,880

                                                             Contract #: 800394R

                              UGI UTILITIES, INC.

                                                                    Aggregate Maximum Daily
                 Point of Delivery                                 Delivery Obligation (dth)
                 -----------------                                 -------------------------
                      No. 6                                                 6,500
                      No. 7                                                53,000
                      No. 8                                                 5,190
                      No. 9                                                17,200
                      No. 10                                                7,186
                      No. 11                                                3,612

Further, pursuant to Section 14.9 of the General Terms and Conditions of Pipeline's FERC Gas Tariff Sixth Revised Volume/No. 1, Customer has been allocated firm capacity at the Points of Delivery as shown below for deliveries under Rate Schedules CDS, FT-1, SCT, and/or SS-1 at such pressure available in Pipeline's facilities at the point of delivery, subject to receipt of such quantities being acceptable to the Owner and Operator of the Point of Delivery:



                                  Section 14.9

                                                                           Measurement
         Point of                                        Firm              Responsi-
         Delivery        Description                    Capacity           bilities           Owner               Operator
         --------        -----------                    --------           --------           -----               --------
                                                           (dth/d)
1.       70011           COLUMBIA GAS (MFGRS.) -           85,635           TX EAST TRAN       TX EAST TRAN        COLUMBIA GAS
                         EAGLE, PA CHESTER CO.,        4/1/97-10/31/97
                         PA                                49,635
                                                      11/1/97-10/31/98
2.       70069           UGI UTILITIES  -                      12,700       TX EAST TRAN       TX EAST TRAN        UGI
                         COLUMBIA, PA LANCASTER                                                                    UTILITIES
                         CO., PA
3.       70070           UGI UTILITIES -                       31,328       TX EAST TRAN       TX EAST TRAN        UGI
                         COLUMBIA, PA LANCASTER,                                                                   UTILITIES
                         PA LANCASTER CO., PA/
4.       70321           UGI UTILITIES - LEBANON,               1,253       TX EAST TRAN       TX EAST TRAN        UGI
                         PA LEBANON CO., PA                                                                        UTILITIES

                                                            Contract #: 800394R

                               UGI UTILITIES, INC.

                                                      Section 14.9          Measurement
         Point of                                     Firm                  Responsi-
         Delivery        Description                  Capacity              bilities          Owner               Operator
         --------        -----------                  --------             --------           -----               --------
                                                           (dth/d)
5.       70486           UGI UTILITIES -                        3,670       TX EAST TRAN      TX EAST TRAN        UGI UTILITIES
                         WOMELSDORF, PA BERKS CO.,
                         PA
6.       71438           DAUPHIN CO. GAS -                      2,580        TX EAST TRAN      TX EAST TRAN        PENN FUEL
                         ANNVILLE, LEBANON CO, PA
7.       71461           UGI UTILITIES - RICH                     840        TX EAST TRAN      COLUMBIA GAS        COLUMBIA GAS
                         HILL, BUCKS CO., PA
8.       72571           UGI UTILITIES - BERKS,                13,984        TX EAST TRAN      COLUMBIA GAS        COLUMBIA GAS
                         CO., PA
9.       75577           UGI UTILITIES -                       75,440        TX EAST TRAN      COLUMBIA GAS        COLUMBIA GAS
                         PENNSBURG, PA BUCKS
                         CO., PA


SIGNED FOR IDENTIFICATION

PIPELINE: /s/ [Illegible]
          --------------------------
CUSTOMER: /s/ [Illegible]
          --------------------------
SUPERSEDES EXHIBIT B DATED:
                            ----------------------------------

                                                             Contract#: 800394R2

    EXHIBIT C, ZONE BOUNDARY ENTRY QUANTITY AND ZONE BOUNDARY EXIT QUANTITY,
        DATED 6/15/99, TO THE SERVICE AGREEMENT UNDER RATE SCHEDULE FT-1
         BETWEEN TEXAS EASTERN TRANSMISSION CORPORATION "PIPELINE") AND
                UGI UTILITIES, INC. ("CUSTOMER"), DATED 6/15/99:

                          ZONE BOUNDARY ENTRY QUANTITY
                                      Dth/D

                                       To

FROM     STX    ETX   WLA    ELA   M1-24   Ml-30   M1-TXG   Ml-TGC    M2-24   M2-30   M2-TXG   M2-TGC   M2   M3
----     ---    ---   ---    ---   -----  ------   ------   ------    -----   -----   ------   ------   --   -----
STX                                                           1177
----     ---    ---   ---    ---   -----  ------   ------   ------    -----   -----   ------   ------   --   -----
ETX                                 154             1781
----     ---    ---   ---    ---   -----  ------   ------   ------    -----   -----   ------   ------   --   -----
WLA                                                 543      1177
----     ---    ---   ---    ---   -----  ------   ------   ------    -----   -----   ------   ------   --   -----
ELA                                        27643
----     ---    ---   ---    ---   -----  ------   ------   ------    -----   -----   ------   ------   --   -----
M1-24                                                                  154
----     ---    ---   ---    ---   -----  ------   ------   ------    -----   -----   ------   ------   --   -----
M1-30                                                                         27643
----     ---    ---   ---    ---   -----  ------   ------   ------    -----   -----   ------   ------   --   -----
Ml-TXG                                                                                 2324
----     ---    ---   ---    ---   -----  ------   ------   ------    -----   -----   ------   ------   --   -----
Ml-TGC                                                                                          2354
----     ---    ---   ---    ---   -----  ------   ------   ------    -----   -----   ------   ------   --   -----
M2-24
----     ---    ---   ---    ---   -----  ------   ------   ------    -----   -----   ------   ------   --   -----
M2-30
----     ---    ---   ---    ---   -----  ------   ------   ------    -----   -----   ------   ------   --   -----
M2-TXG
----     ---    ---   ---    ---   -----  ------   ------   ------    -----   -----   ------   ------   --   -----
M2-TGC
----     ---    ---   ---    ---   -----  ------   ------   ------    -----   -----   ------   ------   --   -----
M2                                                                                                           32475
----     ---    ---   ---    ---   -----  ------   ------   ------    -----   -----   ------   ------   --   -----
M3
====     ===    ===   ===    ===   =====  ======   ======   ======    =====   =====   ======   ======   ==   =====

                                                             Contract #: 800394R

                               UGI UTILITIES, INC.

                           ZONE BOUNDARY EXIT QUANTITY
                                      Dth/D

                                       To

FROM     STX    ETX   WLA    ELA   M1-24  Ml-30    M1-TXG   Ml-TGC    M2-24   M2-30   M2-TXG   M2-TGC   M2   M3
----     ---    ---   ---    ---   -----  ------   ------   ------    -----   -----   ------   ------   --   -----
STX
----     ---    ---   ---    ---   -----  ------   ------   ------    -----   -----   ------   ------   --   -----
ETX
----     ---    ---   ---    ---   -----  ------   ------   ------    -----   -----   ------   ------   --   -----
WLA
----     ---    ---   ---    ---   -----  ------   ------   ------    -----   -----   ------   ------   --   -----
ELA
----     ---    ---   ---    ---   -----  ------   ------   ------    -----   -----   ------   ------   --   -----
Ml-24                                                                  154
----     ---    ---   ---    ---   -----  ------   ------   ------    -----   -----   ------   ------   --   -----
M1-30                                                                         27643
----     ---    ---   ---    ---   -----  ------   ------   ------    -----   -----   ------   ------   --   -----
Ml-TXG                                                                                 2324
----     ---    ---   ---    ---   -----  ------   ------   ------    -----   -----   ------   ------   --   -----
M1-TGC                                                                                          2354
----     ---    ---   ---    ---   -----  ------   ------   ------    -----   -----   ------   ------   --   -----
M2-24
----     ---    ---   ---    ---   -----  ------   ------   ------    -----   -----   ------   ------   --   -----
M2-30
----     ---    ---   ---    ---   -----  ------   ------   ------    -----   -----   ------   ------   --   -----
M2-TXG
----     ---    ---   ---    ---   -----  ------   ------   ------    -----   -----   ------   ------   --   -----
M2-TUC
----     ---    ---   ---    ---   -----  ------   ------   ------    -----   -----   ------   ------   --   -----
M2                                                                                                           32475
----     ---    ---   ---    ---   -----  ------   ------   ------    -----   -----   ------   ------   --   -----
M3
====     ===    ===   ===    ===   =====  ======   ======   ======    =====   =====   ======   ======   ==   =====

SIGNED FOR IDENTIFICATION

PIPELINE: /s/ [Illegible]
         --------------------------
CUSTOMER: /s/ [Illegible]
          --------------------------
SUPERSEDES EXHIBIT C DATED:
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